UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2015

UBIQUITY, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-179738	99-0371375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9801 Research Drive, Irvine, CA 92618
(Address of principal executive offices)

(949) 489-7600 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) ______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.02	Termination of a Material Definitive Agreement

On July 9, 2015, Ubiquity, Inc. (the “Company”) paid in full the remaining principal and accrued interest, in the total amount of $162,552.43, due under the Company’s Promissory Note issued in favor of LG Capital Funding LLC, dated as of January 12, 2015. In connection with the payoff of the Promissory Note, we entered into a Payoff and Termination Letter (the “Letter”). Pursuant to the Letter, the Promissory Note terminated as of and on July 9, 2015. The foregoing description of the Letter does not purport to be complete and is qualified in its entirety by the terms and conditions of the Letter. A copy of the Letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

10.1	Payoff and Termination Letter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2015

UBIQUITY, INC.

By:	/s/ Christopher Carmichael

Name:	Christopher Carmichael

Title:	Chief Executive Officer